Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA

Tel: +1 212 937 8202 www.deloitte.com

RAM Financial Group LLC
4450 Cedarglen Court
Moorpark, California 93021

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of tax liens in connection with the proposed offering of RAM 2026-1, LLC Tax Lien Backed Notes. RAM Financial Group LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Cantor Fitzgerald & Co. (“Cantor” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On March 16, 2026, representatives of Cantor, on behalf of the Company, provided us with a computer generated tax lien data file and related record layout containing data, as represented to us by the Company, as of the close of business March 4, 2026, with respect to 10,964 tax liens (the “Statistical Data File”). At your instruction, we randomly selected 100 tax liens (the “Sample Tax Liens”) from the Statistical Data File and performed certain comparisons and recomputations for each of the Sample Tax Liens relating to the tax lien characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1. Unique ID (informational purposes only) 2. Purchase date 3. County/city 4. State 5. Property type 6. Overbid amount	7. Tax amount 8. Reimbursable fees 9. Property value 10. Current interest rate 11. Redemptive value 12. Interest amount

We compared Characteristics 2. through 9. to the corresponding information set forth on or derived from auction purchase confirmation e-mails, certificates of tax sale, tax sale receipts, county website screen shots, the LienHub system, screen shots from the Company’s asset management system or other related correspondence (collectively, the “Tax Sale Documentation”). Further, with respect to our comparison of Characteristic 2., differences of 30 days or less were deemed to be “in agreement.”

Using methodologies provided to us by the Company and the applicable state statutes provided to us by representatives of the Company, we compared Characteristic 10. to the corresponding information set forth on or derived from the Tax Sale Documentation.

With respect to our comparison of Characteristic 11., we recomputed the redemptive value using (i) certain methodologies provided to us by representatives of the Company and (ii) the overbid amount, tax amount, reimbursable fees and current interest rate (each as set forth on or derived from the Tax Sale Documentation). We compared such recomputed values to the corresponding information set forth on the Statistical Data File.

With respect to our comparison of Characteristic 12., we recomputed the interest amount as the difference between (i) the redemptive value (as determined above),(ii) the tax amount and (iii) the reimbursable fees (each as set forth on the or derived from the Tax Sale Documentation). We compared such recomputed values to the corresponding information set forth on the Statistical Data File.

The tax lien documents referred to above, including any information obtained from the indicated systems, and any other documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Tax Lien Documents.” We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Tax Lien Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using photocopies or data imaged facsimiles of the Tax Lien Documents. In addition, we make no representations as to whether the Tax Lien Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Tax Liens.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Tax Lien Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the tax liens underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the tax liens or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLC

April 14, 2026